CHIEF FOCUS ON THE FUTURE OFFICER CHIEF I'M A WINNER OFFICER CHIEF UP BRIGHT AND EARLY OFFICER CHIEF FOLLOW A GREAT OFFICER CHIEF READY FOR ANYTHING OFFICER CHIEF ORGANIZE A FAMILY VACATION OFFICER CHIEF SAVE FOR A NEW HOUSE OFFICER CHIEF CONTRIBUTE TO MY 401(k) OFFICER CHIEF VOLUNTEER IN MY COMMUNITY OFFICER CHIEF PLAN FOR TOMORROW OFFICER CHIEF FOLLOW MY PASSIONS OFFICER CHIEF PLAN FOR TOMORROW OFFICER CHIEF ORGANIZE A FAMILY VACATION OFFICER CHIEF FINANCIAL ADVISOR OFFICER CHIEF DETERMINED TO SUCCEED OFFICER CHIEF SAVE FOR A VACATION

Statistical Supplement

Fourth Quarter 2013

Lincoln Financial Group®

You're In Charge®

CHIEF PLAN FOR TOMORROW OFFICER CHIEF ORGANIZE A FAMILY VACATION OFFICER CHIEF FINANCIAL ADVISOR OFFICER CHIEF RECYCLE MY WATER BOTTLES OFFICER CHIEF FOCUS ON THE FUTURE OFFICER CHIEF I'M A WINNER OFFICER CHIEF UP BRIGHT AND EARLY OFFICER CHIEF FOLLOW A GREAT OFFICER CHIEF READY FOR ANYTHING OFFICER CHIEF DETERMINED TO SUCCEED OFFICER CHIEF SAVE FOR A NEW HOUSE OFFICER CHIEF CONTRIBUTE TO MY 401(k) OFFICER CHIEF FOLLOW MY PASSIONS OFFICER CHIEF VOLUNTEER IN MY COMMUNITY OFFICER CHIEF LIFE OFFICER CHIEF PLAN FOR TOMORROW OFFICER CHIEF SAVE

Lincoln Financial Group
Table of Contents

Analyst Coverage	1
Notes	2
Consolidated Statements of Income (Loss)	3
Consolidated Balance Sheets	4
Earnings, Shares, Return on Equity and Return to Stockholder Highlights	5
Income (Loss) from Operations, Average Equity and ROE By Segment	6
Select Earnings Drivers By Segment	7
Deposits, Net Flows and Account Balances By Segment	8
Sales By Segment	9
Operating Revenues and General and Administrative Expenses By Segment	10
Operating Commissions and Other Expenses	11
Interest Rate Yields and Spreads By Segment	12
Select Investment Data	13
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC	14
Select Liquidity and Ratings Agency Data	15
Select Earnings and Operational Data:
Annuities	16
Retirement Plan Services	17
Life Insurance	18
Group Protection	19
Other Operations and Discontinued Operations	20
DAC, VOBA, DSI and DFEL Roll Forwards:
Consolidated	21
Annuities	22
Retirement Plan Services, Life Insurance and Group Protection	23
Account Value Roll Forwards:
Annuities	24
Retirement Plan Services	25
Life Insurance	26
Select Non-GAAP to GAAP Reconciliations	27

Lincoln Financial Group
Analyst Coverage

Firm	Analyst	Phone Number
Bank of America - Merrill Lynch	Seth Weiss	646-855-3783
Barclays Capital	Jay Gelb	212-526-1561
Citi Research	Erik Bass	212-816-5257
Credit Suisse	Tom Gallagher	212-538-2010
Deutsche Bank	Yaron Kinar	212-250-7927
Dowling and Partners	Ryan Krueger	860-676-8600
Evercore Partners	Mark Finkelstein	312-445-6440
FBR Capital Markets	Randy Binner	703-312-1890
Goldman Sachs and Company	Christopher Giovanni	212-357-3560
J.P. Morgan Securities	Jimmy Bhullar	212-622-6397
Janney Capital Markets	Bob Glasspiegel	860-724-1203
Keefe, Bruyette and Woods	Jeff Schuman	860-722-5902
Macquarie Capital	Sean Dargan	212-231-0663
Morgan Stanley	Nigel Dally	212-761-4132
Raymond James and Associates	Steven Schwartz	312-612-7686
RBC Capital	Eric Berg	212-618-7593
Sandler O'Neil and Partners	Edward Shields	312-281-3487
Scotia Capital	Joanne Smith	212-225-5071
Sterne, Agee and Leach, Inc.	John Nadel	212-338-4717
UBS	Suneet Kamath	212-713-1355
Wells Fargo Securities	John Hall	212-214-8032

Investor Inquiries May Be Directed To
Jim Sjoreen, Senior Vice President, Investor Relations
Email: Jim.Sjoreen@lfg.com
Voice: 484-583-1420
Fax: 484-583-3962

Notes
This list is provided for informational purposes only. Lincoln Financial Group does not endorse the analyses, conclusions or recommendations contained in any report issued by these or any other analysts.

Lincoln Financial Group's Statistical Supplement will be available immediately after the release of earnings for each quarter through our Investor Relations website:
www.LincolnFinancial.com/investor.

Lincoln Financial Group
Notes

Computations
The quarterly financial information for the current year may not sum to the corresponding year-to-date amount because both are rounded to millions.

The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.

If the effect of equity classification would result in a more dilutive Earnings Per Share ("EPS"), the numerator used in the calculation of our diluted EPS is adjusted to remove the mark-to-market adjustment for deferred units of LNC stock in our deferred compensation plans. In addition, for any period where a loss from continuing operations is experienced, shares used in the diluted EPS calculation represent basic shares, as using dilutive shares would be anti-dilutive to the calculation. In these periods, we would also exclude the deferred compensation adjustment.

Return on equity ("ROE") measures how efficiently we generate profits from the resources provided by our net assets. ROE is calculated by dividing annualized net income (loss) (or income (loss) from operations) by average equity, excluding accumulated other comprehensive income (loss) ("AOCI"). Management evaluates consolidated ROE by both including and excluding the effect of average goodwill.

Book value per share, excluding AOCI, is calculated by dividing stockholders' equity, excluding AOCI, by common shares outstanding assuming the conversion of our Series A preferred shares. We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations.

Definitions
Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commercial paper outstanding.

Sales as reported consist of the following:
• MoneyGuard®, our linked-benefit product, (single premium option) and single premium bank-owned universal life and variable universal life ("BOLI") - 15% of single premium deposits;
• MoneyGuard® (flexible premium option), universal life ("UL"), variable universal life ("VUL"), and corporate-owned UL and VUL ("COLI") - first year commissionable premiums plus 5% of excess premiums received, including an adjustment for internal replacements of approximately 50% of commissionable premiums;
• Term - 100% of annualized first year premiums;
• Annuities - deposits from new and existing customers; and
• Group Protection - annualized first year premiums from new policies.

Throughout the document, "after-DAC" refers to the associated amortization expense of deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI") and deferred front-end loads ("DFEL") and changes in other contract holder funds.

Page 2a

Lincoln Financial Group
Notes

Non-GAAP Performance Measures
Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein.

We exclude the after-tax effects of the following items from GAAP net income (loss) to arrive at income (loss) from operations:
• Realized gains and losses associated with the following ("excluded realized gain (loss)"):
▪ Sales or disposals and impairments of securities;
▪ Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities ("gain (loss) on the mark-to-market on certain instruments");
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed death benefit ("GDB") riders reflected within variable annuity net derivative results;
▪ Changes in the fair value of the embedded derivatives of our guaranteed living benefit ("GLB") riders accounted for at fair value, net of the change in the fair value of the derivatives we own to hedge them reflected within variable annuity net derivative results; and
▪ Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value ("indexed annuity forward-starting option");
• Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking") reflected within variable annuity net derivative results;
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Gains (losses) on early extinguishment of debt;
• Losses from the impairment of intangible assets;
• Income (loss) from discontinued operations; and
• Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items:
• Excluded realized gain (loss);
• Revenue adjustments from the initial adoption of new accounting standards;
• Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.

Management believes that the non-GAAP performance measures discussed above explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business because the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. In addition, we believe that our definitions of operating revenues and income from operations provide investors with more valuable measures of our performance because they better reveal trends in our business.

Statistical Supplement is Dated
The financial data in this document is dated February 5, 2014, and has not been updated since that date. Lincoln Financial Group does not intend to update this document.

Page 2b

Lincoln Financial Group
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/12	3/31/13	6/30/13	9/30/13	12/31/13	Change	12/31/12	12/31/13	Change
Revenues
Insurance premiums	$637	$654	$674	$672	$687	7.8%	$2,462	$2,687	9.1%
Fee income	957	958	983	1,032	1,095	14.4%	3,736	4,069	8.9%
Net investment income	1,190	1,150	1,213	1,180	1,211	1.8%	4,698	4,754	1.2%
Realized gain (loss):
Other-than-temporary impairment ("OTTI")	(41)	(14)	(19)	(19)	(18)	56.1%	(153)	(70)	54.2%
Realized gain (loss), excluding OTTI	88	(45)	2	(9)	(12)	NM	227	(65)	NM
Total realized gain (loss)	47	(59)	(17)	(28)	(30)	NM	74	(135)	NM
Amortization of deferred gains on business
sold through reinsurance	19	19	19	19	18	-5.3%	74	74	0.0%
Other revenues	123	117	127	134	141	14.6%	491	520	5.9%
Total revenues	2,973	2,839	2,999	3,009	3,122	5.0%	11,535	11,969	3.8%

Expenses
Interest credited	615	617	627	627	639	3.9%	2,470	2,510	1.6%
Benefits	937	958	991	945	968	3.3%	3,541	3,862	9.1%
Commissions and other expenses	951	895	898	928	980	3.0%	3,683	3,701	0.5%
Interest and debt expense	70	64	65	67	68	-2.9%	273	265	-2.9%
Total expenses	2,573	2,534	2,581	2,567	2,655	3.2%	9,967	10,338	3.7%
Income (loss) from continuing operations before taxes	400	305	418	442	467	16.8%	1,568	1,631	4.0%
Federal income tax expense (benefit)	80	66	101	105	116	45.0%	282	387	37.2%
Income (loss) from continuing operations	320	239	317	337	351	9.7%	1,286	1,244	-3.3%
Income (loss) from discontinued operations	-	-	-	-	-	NM	27	-	-100.0%
Net income (loss)	$320	$239	$317	$337	$351	9.7%	$1,313	$1,244	-5.3%

Earnings (Loss) Per Common Share - Diluted
Income (loss) from continuing operations	$1.14	$0.86	$1.15	$1.23	$1.29	13.2%	$4.47	$4.52	1.1%
Income (loss) from discontinued operations	-	-	-	-	-	NM	0.09	-	-100.0%
Net income (loss)	$1.14	$0.86	$1.15	$1.23	$1.29	13.2%	$4.56	$4.52	-0.9%

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	12/31/12	3/31/13	6/30/13	9/30/13	12/31/13	Change
ASSETS
Investments:
Available-for-sale ("AFS") securities:
Corporate bonds	$68,016	$69,274	$67,938	$68,525	$68,937	1.4%
U.S. government bonds	442	432	408	368	367	-17.0%
Foreign government bonds	654	626	564	576	549	-16.1%
Mortgage-backed securities	7,174	6,542	5,961	5,445	5,078	-29.2%
Asset-backed collateralized debt obligations	180	173	165	194	225	25.0%
State and municipal bonds	4,353	4,430	4,048	3,976	3,918	-10.0%
Hybrid and redeemable preferred securities	1,217	1,234	1,151	1,051	1,004	-17.5%
VIEs' fixed maturity securities	708	708	698	699	697	-1.6%
Equity securities	157	148	209	185	201	28.0%
Total AFS securities	82,901	83,567	81,142	81,019	80,976	-2.3%
Trading securities	2,554	2,528	2,391	2,354	2,282	-10.6%
Mortgage loans on real estate	7,029	7,057	7,033	7,127	7,210	2.6%
Real estate	65	65	60	56	47	-27.7%
Policy loans	2,766	2,727	2,700	2,679	2,677	-3.2%
Derivative investments	2,652	2,268	1,683	1,114	881	-66.8%
Other investments	1,098	1,073	1,158	1,219	1,218	10.9%
Total investments	99,065	99,285	96,167	95,568	95,291	-3.8%
Cash and invested cash	4,230	3,107	2,574	2,650	2,364	-44.1%
DAC and VOBA	6,667	6,936	8,214	8,500	8,886	33.3%
Premiums and fees receivable	380	440	430	427	420	10.5%
Accrued investment income	1,015	1,078	1,052	1,111	1,029	1.4%
Reinsurance recoverables	6,449	6,489	6,385	6,528	6,041	-6.3%
Funds withheld reinsurance assets	837	798	788	782	776	-7.3%
Goodwill	2,273	2,273	2,273	2,273	2,273	0.0%
Other assets	2,580	2,569	2,655	2,709	2,730	5.8%
Separate account assets	95,373	101,366	102,783	109,376	117,135	22.8%
Total assets	$218,869	$224,341	$223,321	$229,924	$236,945	8.3%

Page 4a

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	12/31/12	3/31/13	6/30/13	9/30/13	12/31/13	Change
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Future contract benefits	$19,780	$19,149	$18,214	$18,138	$17,251	-12.8%
Other contract holder funds	72,218	72,760	73,830	74,106	74,548	3.2%
Short-term debt	200	706	506	503	501	150.5%
Long-term debt by rating agency leverage definitions:
Operating (see note (1) on page 15 for details)	1,122	1,122	1,122	1,122	1,122	0.0%
Financial	4,317	3,767	3,928	4,243	4,198	-2.8%
Reinsurance related embedded derivatives	215	199	131	121	108	-49.8%
Funds withheld reinsurance liabilities	940	926	926	898	867	-7.8%
Deferred gain on business sold through reinsurance	319	301	282	263	245	-23.2%
Payables for collateral on investments	4,181	4,107	4,252	3,553	3,238	-22.6%
VIEs' liabilities	128	113	101	67	27	-78.9%
Other liabilities	5,103	4,963	3,929	4,145	4,252	-16.7%
Separate account liabilities	95,373	101,366	102,783	109,376	117,135	22.8%
Total liabilities	203,896	209,479	210,004	216,535	223,492	9.6%

Stockholders' Equity
Common stock	7,121	7,043	6,937	6,886	6,877	-3.4%
Retained earnings	4,044	4,238	4,487	4,753	5,013	24.0%
AOCI:
Unrealized gain (loss) on AFS securities	4,066	3,777	2,033	1,870	1,609	-60.4%
Unrealized OTTI on AFS securities	(107)	(87)	(84)	(84)	(78)	27.1%
Unrealized gain (loss) on derivative instruments	163	203	259	270	256	57.1%
Foreign currency translation adjustment	(4)	(6)	(5)	(5)	(5)	-25.0%
Funded status of employee benefit plans	(310)	(306)	(310)	(301)	(219)	29.4%
Total AOCI	3,808	3,581	1,893	1,750	1,563	-59.0%
Total stockholders' equity	14,973	14,862	13,317	13,389	13,453	-10.2%
Total liabilities and stockholders' equity	$218,869	$224,341	$223,321	$229,924	$236,945	8.3%

Page 4b

Lincoln Financial Group
Earnings, Shares, Return on Equity and Return to Stockholder Highlights
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/12	3/31/13	6/30/13	9/30/13	12/31/13	Change	12/31/12	12/31/13	Change
Income (Loss)
Income (loss) from operations	$310	$285	$351	$367	$382	23.2%	$1,284	$1,384	7.8%
Net income (loss)	320	239	317	337	351	9.7%	1,313	1,244	-5.3%

Earnings (Loss) Per Diluted Share
Income (loss) from operations	$1.10	$1.02	$1.27	$1.34	$1.40	27.3%	$4.47	$5.03	12.5%
Net income (loss)	1.14	0.86	1.15	1.23	1.29	13.2%	4.56	4.52	-0.9%

Average Stockholders' Equity
Average equity, including AOCI	$15,048	$14,918	$14,089	$13,353	$13,421	-10.8%	$14,080	$13,945	-1.0%
Average AOCI	3,979	3,695	2,737	1,821	1,656	-58.4%	3,348	2,477	-26.0%
Average equity, excluding AOCI	$11,069	$11,223	$11,352	$11,532	$11,765	6.3%	$10,732	$11,468	6.9%

ROE
Income (loss) from operations	11.2%	10.2%	12.4%	12.7%	13.0%		12.0%	12.1%
Net income (loss)	11.6%	8.5%	11.2%	11.7%	11.9%		12.2%	10.8%

Per Share
Dividends declared during the period	$0.12	$0.12	$0.12	$0.12	$0.16	33.3%	$0.36	$0.52	44.4%
Book value, including AOCI	55.14	55.33	50.37	51.04	51.17	-7.2%	55.14	51.17	-7.2%
Book value, excluding AOCI	41.11	42.00	43.21	44.37	45.23	10.0%	41.11	45.23	10.0%

Shares
Repurchased during the period	3.8	3.4	4.3	2.3	2.0	-48.4%	20.5	12.0	-41.5%
Average for the period - diluted	281.1	278.6	275.7	273.7	272.8	-3.0%	287.6	275.1	-4.3%
End-of-period - assuming conversion of preferred	271.6	268.6	264.4	262.3	262.9	-3.2%	271.6	262.9	-3.2%
End-of-period - diluted	279.1	277.2	273.9	272.5	272.2	-2.5%	279.1	272.2	-2.5%

Cash Returned to Common Stockholders
Shares repurchased	$92	$100	$150	$100	$100	8.7%	$492	$450	-8.5%
Common dividends	22	33	32	32	31	40.9%	90	128	42.2%
Total cash returned to common stockholders	$114	$133	$182	$132	$131	14.9%	$582	$578	-0.7%

Lincoln Financial Group
Income (Loss) from Operations, Average Equity and ROE By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/12	3/31/13	6/30/13	9/30/13	12/31/13	Change	12/31/12	12/31/13	Change
Income (Loss) from Operations
Annuities	$162	$159	$195	$198	$199	22.8%	$595	$750	26.1%
Retirement Plan Services	28	35	39	33	34	21.4%	130	141	8.5%
Life Insurance	147	112	135	140	157	6.8%	574	544	-5.2%
Group Protection	13	14	22	23	11	-15.4%	72	71	-1.4%
Other Operations	(40)	(35)	(40)	(27)	(19)	52.5%	(87)	(122)	-40.2%
Income (loss) from operations	$310	$285	$351	$367	$382	23.2%	$1,284	$1,384	7.8%

Average Equity, Excluding AOCI
Segment equity, excluding goodwill:
Annuities	$3,053	$2,977	$2,978	$3,009	$3,079	0.9%	$3,053	$3,011	-1.4%
Retirement Plan Services	941	908	970	983	979	4.0%	971	960	-1.1%
Life Insurance	5,919	5,998	6,125	6,196	6,058	2.3%	5,814	6,094	4.8%
Group Protection	992	1,036	1,062	1,083	1,121	13.0%	945	1,076	13.9%
Total segment equity, excluding goodwill	10,905	10,919	11,135	11,271	11,237	3.0%	10,783	11,141	3.3%
Other Operations and goodwill	164	304	217	261	528	222.0%	(51)	327	NM
Total average equity, excluding AOCI	$11,069	$11,223	$11,352	$11,532	$11,765	6.3%	$10,732	$11,468	6.9%

ROE
Segment ROE, excluding goodwill:
Annuities	21.2%	21.3%	26.1%	26.3%	25.9%		19.5%	24.9%
Retirement Plan Services	12.0%	15.5%	16.2%	13.5%	13.7%		13.3%	14.7%
Life Insurance	10.0%	7.5%	8.8%	9.1%	10.4%		9.9%	8.9%
Group Protection	5.3%	5.6%	8.4%	8.6%	3.9%		7.6%	6.6%
Consolidated ROE - income (loss) from operations	11.2%	10.2%	12.4%	12.7%	13.0%		12.0%	12.1%

Lincoln Financial Group
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/12	3/31/13	6/30/13	9/30/13	12/31/13	Change	12/31/12	12/31/13	Change
Annuities
Operating revenues	$766	$777	$817	$842	$886	15.7%	$2,975	$3,321	11.6%
Average account values	94,709	99,545	103,561	106,490	111,995	18.3%	91,638	105,430	15.1%
Net flows	1,060	885	1,703	1,235	1,190	12.3%	2,451	5,012	104.5%

Retirement Plan Services
Operating revenues	$259	$260	$271	$269	$271	4.6%	$1,024	$1,071	4.6%
Average account values	43,385	45,374	47,078	48,344	50,496	16.4%	41,955	47,846	14.0%
Net flows	348	344	337	219	(107)	NM	987	792	-19.8%

Life Insurance
Operating revenues	$1,297	$1,241	$1,284	$1,301	$1,344	3.6%	$5,056	$5,170	2.3%
Average account values	36,957	37,671	38,231	38,801	39,636	7.2%	36,255	38,585	6.4%
Average in-force face amount	587,509	592,304	597,542	604,585	612,477	4.2%	582,921	601,727	3.2%
Net flows	1,148	848	889	862	1,112	-3.1%	3,289	3,710	12.8%

Group Protection
Operating revenues	$531	$550	$575	$561	$575	8.3%	$2,091	$2,260	8.1%
Non-medical earned premiums	462	475	482	494	502	8.7%	1,784	1,953	9.5%

Consolidated
Operating revenues	$2,956	$2,930	$3,049	$3,073	$3,187	7.8%	$11,569	$12,239	5.8%
Average account values	175,051	182,590	188,870	193,635	202,127	15.5%	169,848	191,861	13.0%
Net flows	2,556	2,077	2,929	2,316	2,195	-14.1%	6,727	9,514	41.4%

Lincoln Financial Group
Deposits, Net Flows and Account Balances By Segment
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/12	3/31/13	6/30/13	9/30/13	12/31/13	Change	12/31/12	12/31/13	Change
Deposits
Annuities	$3,539	$3,219	$4,181	$3,640	$3,733	5.5%	$11,564	$14,772	27.7%
Retirement Plan Services	1,861	1,667	1,617	1,860	1,643	-11.7%	6,381	6,786	6.3%
Life Insurance	1,546	1,240	1,253	1,230	1,445	-6.5%	4,949	5,168	4.4%
Total deposits	$6,946	$6,126	$7,051	$6,730	$6,821	-1.8%	$22,894	$26,726	16.7%

Net Flows
Annuities	$1,060	$885	$1,703	$1,235	$1,190	12.3%	$2,451	$5,012	104.5%
Retirement Plan Services	348	344	337	219	(107)	NM	987	792	-19.8%
Life Insurance	1,148	848	889	862	1,112	-3.1%	3,289	3,710	12.8%
Total net flows	$2,556	$2,077	$2,929	$2,316	$2,195	-14.1%	$6,727	$9,514	41.4%

Account Balances as of End-of-Period
Annuities	$96,514	$101,414	$103,093	$108,699	$115,090	19.2%	$96,514	$115,090	19.2%
Retirement Plan Services	43,931	46,442	47,097	49,309	51,618	17.5%	43,931	51,618	17.5%
Life Insurance	37,325	38,018	38,446	39,157	40,113	7.5%	37,325	40,113	7.5%
Total account balances	$177,770	$185,874	$188,636	$197,165	$206,821	16.3%	$177,770	$206,821	16.3%

Average Account Balances
Annuities	$94,709	$99,545	$103,561	$106,490	$111,995	18.3%	$91,638	$105,430	15.1%
Retirement Plan Services	43,385	45,374	47,078	48,344	50,496	16.4%	41,955	47,846	14.0%
Life Insurance	36,957	37,671	38,231	38,801	39,636	7.2%	36,255	38,585	6.4%
Total average account balances	$175,051	$182,590	$188,870	$193,635	$202,127	15.5%	$169,848	$191,861	13.0%

Lincoln Financial Group
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/12	3/31/13	6/30/13	9/30/13	12/31/13	Change	12/31/12	12/31/13	Change
Sales
Annuities:
Variable	$3,019	$2,939	$3,917	$3,407	$3,454	14.4%	$9,815	$13,717	39.8%
Fixed	520	280	264	233	279	-46.3%	1,749	1,055	-39.7%
Total Annuities	$3,539	$3,219	$4,181	$3,640	$3,733	5.5%	$11,564	$14,772	27.7%

Retirement Plan Services:
Small market	$577	$407	$366	$362	$548	-5.0%	$1,729	$1,683	-2.7%
Mid - large market	1,123	1,099	1,093	1,338	945	-15.9%	3,974	4,476	12.6%
Multi-Fund® and other variable	161	161	158	160	150	-6.8%	678	627	-7.5%
Total Retirement Plan Services	$1,861	$1,667	$1,617	$1,860	$1,643	-11.7%	$6,381	$6,786	6.3%

Life Insurance:
UL:
Excluding MoneyGuard® and indexed UL	$38	$31	$30	$32	$29	-23.7%	$146	$121	-17.1%
MoneyGuard®	47	45	48	39	40	-14.9%	169	173	2.4%
Indexed UL	14	9	11	17	19	35.7%	42	56	33.3%
Total UL	99	85	89	88	88	-11.1%	357	350	-2.0%
VUL	30	23	32	36	51	70.0%	61	141	131.1%
COLI and BOLI	78	26	39	15	16	-79.5%	109	96	-11.9%
Term	19	16	23	24	26	36.8%	61	90	47.5%
Total Life Insurance	$226	$150	$183	$163	$181	-19.9%	$588	$677	15.1%

Group Protection:
Life	$84	$31	$33	$43	$128	52.4%	$185	$235	27.0%
Disability	97	31	42	47	108	11.3%	204	228	11.8%
Dental	25	9	20	17	32	28.0%	69	78	13.0%
Total Group Protection	$206	$71	$95	$107	$268	30.1%	$458	$541	18.1%

Lincoln Financial Group
Operating Revenues and General and Administrative Expenses By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/12	3/31/13	6/30/13	9/30/13	12/31/13	Change	12/31/12	12/31/13	Change
Operating Revenues
Annuities	$766	$777	$817	$842	$886	15.7%	$2,975	$3,321	11.6%
Retirement Plan Services	259	260	271	269	271	4.6%	1,024	1,071	4.6%
Life Insurance	1,297	1,241	1,284	1,301	1,344	3.6%	5,056	5,170	2.3%
Group Protection	531	550	575	561	575	8.3%	2,091	2,260	8.1%
Other Operations	103	102	102	100	111	7.8%	423	417	-1.4%
Total	$2,956	$2,930	$3,049	$3,073	$3,187	7.8%	$11,569	$12,239	5.8%

General and Administrative Expenses,
Net of Amounts Capitalized
Annuities	$118	$97	$101	$106	$116	-1.7%	$425	$419	-1.4%
Retirement Plan Services	86	66	72	71	80	-7.0%	296	289	-2.4%
Life Insurance	113	98	103	105	114	0.9%	428	420	-1.9%
Group Protection	63	55	63	61	70	11.1%	226	249	10.2%
Other Operations	23	26	32	7	25	8.7%	91	90	-1.1%
Total	$403	$342	$371	$350	$405	0.5%	$1,466	$1,467	0.1%

General and Administrative Expenses,
Net of Amounts Capitalized, As a Percentage
of Operating Revenues
Annuities	15.4%	12.4%	12.3%	12.6%	13.1%		14.3%	12.6%
Retirement Plan Services	33.1%	25.6%	26.6%	26.2%	29.4%		28.9%	27.0%
Life Insurance	8.7%	7.9%	8.0%	8.1%	8.5%		8.5%	8.1%
Group Protection	11.9%	10.0%	11.0%	10.9%	12.1%		10.8%	11.0%
Other Operations	21.1%	25.7%	32.4%	6.3%	22.1%		21.6%	21.7%
Total	13.6%	11.7%	12.2%	11.4%	12.7%		12.7%	12.0%

Lincoln Financial Group
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/12	3/31/13	6/30/13	9/30/13	12/31/13	Change	12/31/12	12/31/13	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses	$467	$395	$426	$406	$493	5.6%	$1,664	$1,720	3.4%
Commissions	551	514	570	564	605	9.8%	1,920	2,253	17.3%
Media expenses	17	15	15	15	16	-5.9%	66	62	-6.1%
Taxes, licenses and fees	58	67	52	70	48	-17.2%	245	238	-2.9%
Interest and debt expense	65	64	65	67	68	4.6%	268	264	-1.5%
Expenses associated with reserve financing
and unrelated letters of credit	15	16	16	16	16	6.7%	56	64	14.3%
Total operating commissions and other
expenses incurred	1,173	1,071	1,144	1,138	1,246	6.2%	4,219	4,601	9.1%

Less Amounts Capitalized
General and administrative expenses	(64)	(53)	(55)	(56)	(88)	-37.5%	(198)	(253)	-27.8%
Commissions	(328)	(280)	(339)	(321)	(349)	-6.4%	(1,069)	(1,289)	-20.6%
Taxes, licenses and fees	(12)	(10)	(10)	(7)	(8)	33.3%	(39)	(35)	10.3%
Total amounts capitalized	(404)	(343)	(404)	(384)	(445)	-10.1%	(1,306)	(1,577)	-20.8%
Total expenses incurred, net of amounts
capitalized, excluding amortization	769	728	740	754	801	4.2%	2,913	3,024	3.8%

Amortization
Amortization of DAC and VOBA	245	227	221	239	245	0.0%	1,026	931	-9.3%
Amortization of intangibles	1	1	1	1	1	0.0%	4	4	0.0%
Total amortization	246	228	222	240	246	0.0%	1,030	935	-9.2%
Total operating commissions and
other expenses	$1,015	$956	$962	$994	$1,047	3.2%	$3,943	$3,959	0.4%

Lincoln Financial Group
Interest Rate Yields and Spreads By Segment
Unaudited

	For the Three Months Ended						For the Twelve Months Ended
	12/31/12	3/31/13	6/30/13	9/30/13	12/31/13	Change	12/31/12	12/31/13	Change
Annuities
Investments on reserves, excluding alternative investments	4.80%	4.78%	4.66%	4.54%	4.55%	(25)	4.93%	4.64%	(29)
Prepayment and make whole premiums	0.08%	0.09%	0.37%	0.10%	0.17%	9	0.06%	0.18%	12
Net investment income yield on reserves	4.88%	4.87%	5.03%	4.64%	4.72%	(16)	4.99%	4.82%	(17)
Interest rate credited to contract holders	2.79%	2.77%	2.85%	2.86%	2.91%	12	2.98%	2.85%	(13)
Interest rate spread	2.09%	2.10%	2.18%	1.78%	1.81%	(28)	2.01%	1.97%	(4)

Retirement Plan Services
Investments on reserves, excluding alternative investments	5.04%	5.02%	5.01%	4.97%	4.85%	(19)	5.21%	4.96%	(25)
Prepayment and make whole premiums	0.07%	0.10%	0.24%	0.18%	0.21%	14	0.04%	0.18%	14
Alternative investments	0.00%	0.00%	0.00%	0.00%	0.00%	-	0.01%	0.00%	(1)
Net investment income yield on reserves	5.11%	5.12%	5.25%	5.15%	5.06%	(5)	5.26%	5.14%	(12)
Interest rate credited to contract holders	3.16%	3.14%	3.11%	3.12%	3.08%	(8)	3.20%	3.11%	(9)
Interest rate spread	1.95%	1.98%	2.14%	2.03%	1.98%	3	2.06%	2.03%	(3)

Life Insurance
Attributable to interest-sensitive products:
Investments on reserves, excluding alternative investments	5.65%	5.60%	5.57%	5.54%	5.48%	(17)	5.73%	5.55%	(18)
Prepayment and make whole premiums	0.13%	0.03%	0.15%	0.08%	0.16%	3	0.06%	0.11%	5
Alternative investments	0.29%	0.00%	0.18%	0.14%	0.13%	(16)	0.16%	0.11%	(5)
Net investment income yield on reserves	6.07%	5.63%	5.90%	5.76%	5.77%	(30)	5.95%	5.77%	(18)
Interest rate credited to contract holders	3.99%	3.92%	3.92%	3.93%	3.96%	(3)	3.96%	3.93%	(3)
Interest rate spread	2.08%	1.71%	1.98%	1.83%	1.81%	(27)	1.99%	1.84%	(15)

Attributable to traditional products:
Investments on reserves, excluding alternative investments	5.67%	5.70%	5.60%	5.57%	5.59%	(8)	5.73%	5.63%	(10)
Prepayment and make whole premiums	0.48%	0.05%	0.12%	0.03%	0.37%	(11)	0.13%	0.14%	1
Alternative investments	0.00%	0.00%	0.00%	0.00%	0.00%	-	0.01%	0.00%	(1)
Net investment income yield on reserves	6.15%	5.75%	5.72%	5.60%	5.96%	(19)	5.87%	5.77%	(10)

Lincoln Financial Group
Select Investment Data
Unaudited (millions of dollars)

						As of 12/31/12		As of 12/31/13
						Amount	%	Amount	%
AFS and Trading Securities, at Fair Value
AFS securities:
Corporate bonds						$68,016	79.6%	$68,937	82.8%
U.S. government bonds						442	0.5%	367	0.5%
Foreign government bonds						654	0.8%	549	0.7%
Mortgage-backed securities						7,174	8.4%	5,078	6.1%
Asset-backed collateralized debt obligations						180	0.2%	225	0.3%
State and municipal bonds						4,353	5.1%	3,918	4.7%
Hybrid and redeemable preferred securities						1,217	1.4%	1,004	1.2%
VIEs' fixed maturity securities						708	0.8%	697	0.8%
Equity securities						157	0.2%	201	0.2%
Total AFS securities						82,901	97.0%	80,976	97.3%
Trading securities						2,554	3.0%	2,282	2.7%
Total AFS and trading securities						$85,455	100.0%	$83,258	100.0%

AFS and Trading Securities, at Amortized Cost
Fixed maturity securities						$75,520	99.8%	$79,062	99.8%
Equity securities						139	0.2%	182	0.2%
Total AFS and trading securities						$75,659	100.0%	$79,244	100.0%

Percentage of Fixed Maturity AFS Securities, at Amortized Cost
Investment grade							94.5%		95.3%
Below investment grade							5.5%		4.7%

	For the Three Months Ended						For the Twelve Months Ended
	12/31/12	3/31/13	6/30/13	9/30/13	12/31/13	Change	12/31/12	12/31/13	Change
Net Investment Income	$1,190	$1,150	$1,213	$1,180	$1,211	1.8%	$4,698	$4,754	1.2%

Average Invested Assets, at Amortized Cost	86,498	87,690	89,009	89,910	90,395	4.5%	85,285	89,251	4.7%

Net Investment Income Yield	5.50%	5.25%	5.45%	5.25%	5.36%	(14)	5.51%	5.33%	(18)

Lincoln Financial Group
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/12	3/31/13	6/30/13	9/30/13	12/31/13	Change	12/31/12	12/31/13	Change
Realized Gain (Loss), Pre-Tax
Total operating realized gain (loss)	$30	$32	$34	$37	$36	20.0%	$113	$139	23.0%
Total excluded realized gain (loss)	17	(91)	(51)	(65)	(66)	NM	(39)	(274)	NM
Total realized gain (loss), pre-tax	$47	$(59)	$(17)	$(28)	$(30)	NM	$74	$(135)	NM

Realized Gain (Loss) Net of Benefit Ratio
Unlocking, After-Tax
Realized gain (loss) related to investments	$(2)	$(4)	$(22)	$(7)	$2	200.0%	$(37)	$(32)	13.5%
Variable annuity net derivative results:
Hedge program performance, including unlocking
for GLB reserves hedged	18	1	5	6	(12)	NM	97	1	-99.0%
GLB non-performance risk component	(5)	(35)	(16)	(22)	(15)	NM	(64)	(88)	-37.5%
Total variable annuity net derivative results	13	(34)	(11)	(16)	(27)	NM	33	(87)	NM
Indexed annuity forward-starting option	2	(8)	(2)	(7)	(6)	NM	4	(23)	NM
Excluded realized gain (loss) net of
benefit ratio unlocking, after-tax	$13	$(46)	$(35)	$(30)	$(31)	NM	$-	$(142)	NM

Components of Realized Gain (Loss)
Related to Investments, After-Tax
OTTI	$(27)	$(9)	$(12)	$(12)	$(12)	56.1%	$(99)	$(46)	53.7%
Other realized gain (loss) related to
certain investments	2	(1)	(4)	(9)	(4)	NM	(25)	(17)	30.8%
Gain (loss) on the mark-to-market
on certain instruments	23	6	(6)	14	18	-21.7%	87	31	-64.4%
Total realized gain (loss) related
to investments, after-tax	$(2)	$(4)	$(22)	$(7)	$2	200.0%	$(37)	$(32)	13.5%

Lincoln Financial Group
Select Liquidity and Rating Agency Data
Unaudited (millions of dollars)

	As of
	12/31/12	3/31/13	6/30/13	9/30/13	12/31/13	Change
Leverage Ratio
Short-term debt	$200	$706	$506	$503	$501	150.5%
Long-term debt	5,439	4,889	5,050	5,365	5,320	-2.2%
Total debt	5,639	5,595	5,556	5,868	5,821	3.2%
Less:
Long-term operating debt (1)	1,122	1,122	1,122	1,122	1,122	0.0%
75% of capital securities	908	908	908	908	909	0.1%
Carrying value of fair value hedges	269	227	139	105	59	-78.1%
Total numerator	$3,340	$3,338	$3,387	$3,733	$3,731	11.7%

Stockholders' equity, excluding AOCI	$11,165	$11,281	$11,424	$11,639	$11,890	6.5%
Total debt	5,639	5,595	5,556	5,868	5,821	3.2%
Total denominator	$16,804	$16,876	$16,980	$17,507	$17,711	5.4%

Leverage ratio	19.9%	19.8%	19.9%	21.3%	21.1%

Holding Company Available Liquidity	$706	$647	$693	$1,041	$1,186	68.0%

			Ratings as of February 5, 2014
						Standard
			A.M. Best	Fitch	Moody's	& Poor's
Senior Debt Ratings			a-	BBB+	Baa1	A-

Financial Strength Ratings
Lincoln National Life Insurance Company			A+	A+	A1	AA-
First Penn-Pacific Life Insurance Company			A	A+	A1	A-
Lincoln Life & Annuity Company of New York			A+	A+	A1	AA-

(1) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies and the senior note issued in September 2008 by our primary insurance subsidiary.

Lincoln Financial Group
Annuities - Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/12	3/31/13	6/30/13	9/30/13	12/31/13	Change	12/31/12	12/31/13	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$34	$33	$24	$30	$28	-17.6%	$98	$116	18.4%
Fee income	351	369	391	417	454	29.3%	1,331	1,631	22.5%
Net investment income	263	257	273	254	260	-1.1%	1,082	1,044	-3.5%
Operating realized gain (loss)	31	31	33	36	36	16.1%	113	135	19.5%
Other revenues	87	87	96	105	108	24.1%	351	395	12.5%
Total operating revenues	766	777	817	842	886	15.7%	2,975	3,321	11.6%
Operating expenses:
Interest credited	153	153	157	153	161	5.2%	633	624	-1.4%
Benefits	55	65	62	78	68	23.6%	281	274	-2.5%
Commissions incurred	245	229	274	250	267	9.0%	833	1,021	22.6%
Other expenses incurred	212	194	202	213	234	10.4%	784	843	7.5%
Amounts capitalized	(182)	(163)	(213)	(181)	(193)	-6.0%	(593)	(752)	-26.8%
Amortization	97	105	92	90	97	0.0%	321	384	19.6%
Total operating expenses	580	583	574	603	634	9.3%	2,259	2,394	6.0%
Income (loss) from operations before taxes	186	194	243	239	252	35.5%	716	927	29.5%
Federal income tax expense (benefit)	24	35	48	41	53	120.8%	121	177	46.3%
Income (loss) from operations	$162	$159	$195	$198	$199	22.8%	$595	$750	26.1%

Effective Federal Income Tax Rate	12.7%	18.0%	19.8%	17.2%	21.0%		16.9%	19.1%

Average Equity, Excluding Goodwill and AOCI	$3,053	$2,977	$2,978	$3,009	$3,079	0.9%	$3,053	$3,011	-1.4%

ROE, Excluding Goodwill	21.2%	21.3%	26.1%	26.3%	25.9%		19.5%	24.9%

Return on Average Account Values	68	64	75	74	71	3	65	71	6

Account Values
Separate account values:
Average	$73,804	$78,489	$82,301	$85,151	$90,711	22.9%	$70,901	$84,199	18.8%
End-of-period	75,501	80,312	81,764	87,415	93,822	24.3%	75,501	93,822	24.3%
General account values:
Average	20,905	21,056	21,260	21,339	21,284	1.8%	20,737	21,231	2.4%
End-of-period	21,013	21,102	21,329	21,284	21,268	1.2%	21,013	21,268	1.2%

Lincoln Financial Group
Retirement Plan Services - Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/12	3/31/13	6/30/13	9/30/13	12/31/13	Change	12/31/12	12/31/13	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$54	$56	$58	$59	$60	11.1%	$212	$232	9.4%
Net investment income	201	202	211	207	208	3.5%	799	827	3.5%
Other revenues	4	2	2	3	3	-25.0%	13	12	-7.7%
Total operating revenues	259	260	271	269	271	4.6%	1,024	1,071	4.6%
Operating expenses:
Interest credited	115	117	117	118	118	2.6%	451	469	4.0%
Benefits	-	-	-	-	-	NM	-	1	NM
Commissions incurred	19	18	18	18	18	-5.3%	71	72	1.4%
Other expenses incurred	93	77	79	78	89	-4.3%	330	323	-2.1%
Amounts capitalized	(10)	(9)	(7)	(7)	(9)	10.0%	(38)	(32)	15.8%
Amortization	10	9	10	18	11	10.0%	42	48	14.3%
Total operating expenses	227	212	217	225	227	0.0%	856	881	2.9%
Income (loss) from operations before taxes	32	48	54	44	44	37.5%	168	190	13.1%
Federal income tax expense (benefit)	4	13	15	11	10	150.0%	38	49	28.9%
Income (loss) from operations	$28	$35	$39	$33	$34	21.4%	$130	$141	8.5%

Effective Federal Income Tax Rate	13.0%	27.2%	27.1%	24.1%	24.3%		22.8%	25.8%

Average Equity, Excluding Goodwill and AOCI	$941	$908	$970	$983	$979	4.0%	$971	$960	-1.1%

ROE, Excluding Goodwill	12.0%	15.5%	16.2%	13.5%	13.7%		13.3%	14.7%

Return on Average Account Values	26	31	33	27	27	1	31	30	(1)

Account Values
Separate account values:
Average	$13,536	$13,970	$14,311	$14,481	$14,920	10.2%	$13,514	$14,423	6.7%
End-of-period	13,466	14,233	14,084	14,556	15,310	13.7%	13,466	15,310	13.7%
Mutual fund account values:
Average	15,404	16,595	17,797	18,741	20,316	31.9%	14,386	18,382	27.8%
End-of-period	15,747	17,313	17,978	19,534	20,992	33.3%	15,747	20,992	33.3%
General account values:
Average	14,445	14,809	14,970	15,122	15,260	5.6%	14,055	15,041	7.0%
End-of-period	14,718	14,896	15,035	15,219	15,316	4.1%	14,718	15,316	4.1%

Lincoln Financial Group
Life Insurance - Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/12	3/31/13	6/30/13	9/30/13	12/31/13	Change	12/31/12	12/31/13	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$116	$113	$119	$125	$129	11.2%	$441	$486	10.2%
Fee income	551	533	534	556	581	5.4%	2,191	2,203	0.5%
Net investment income	624	585	625	615	627	0.5%	2,396	2,452	2.3%
Operating realized gain (loss)	(1)	2	-	1	-	100.0%	-	3	NM
Other revenues	7	8	6	4	7	0.0%	28	26	-7.1%
Total operating revenues	1,297	1,241	1,284	1,301	1,344	3.6%	5,056	5,170	2.3%
Operating expenses:
Interest credited	316	320	325	329	332	5.1%	1,261	1,305	3.5%
Benefits	486	505	500	476	496	2.1%	1,724	1,978	14.7%
Commissions incurred	161	139	146	157	174	8.1%	532	616	15.8%
Other expenses incurred	178	169	168	183	194	9.0%	687	714	3.9%
Amounts capitalized	(181)	(157)	(166)	(175)	(204)	-12.7%	(600)	(702)	-17.0%
Amortization	124	98	110	121	118	-4.8%	614	447	-27.2%
Total operating expenses	1,084	1,074	1,083	1,091	1,110	2.4%	4,218	4,358	3.3%
Income (loss) from operations before taxes	213	167	201	210	234	9.9%	838	812	-3.1%
Federal income tax expense (benefit)	66	55	66	70	77	16.7%	264	268	1.5%
Income (loss) from operations	$147	$112	$135	$140	$157	6.8%	$574	$544	-5.2%

Effective Federal Income Tax Rate	30.8%	32.9%	33.0%	33.4%	32.8%		31.5%	33.0%

Average Equity, Excluding Goodwill and AOCI	$5,919	$5,998	$6,125	$6,196	$6,058	2.3%	$5,814	$6,094	4.8%

ROE, Excluding Goodwill	10.0%	7.5%	8.8%	9.1%	10.4%		9.9%	8.9%

Average Account Values	$36,957	$37,671	$38,231	$38,801	$39,636	7.2%	$36,255	$38,585	6.4%

In-Force Face Amount
UL and other	$311,235	$311,588	$314,093	$315,763	$318,444	2.3%	$311,235	$318,444	2.3%
Term insurance	279,322	282,463	286,939	292,375	298,373	6.8%	279,322	298,373	6.8%
Total in-force face amount	$590,557	$594,051	$601,032	$608,138	$616,817	4.4%	$590,557	$616,817	4.4%

Lincoln Financial Group
Group Protection - Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/12	3/31/13	6/30/13	9/30/13	12/31/13	Change	12/31/12	12/31/13	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$487	$508	$531	$516	$529	8.6%	$1,919	$2,084	8.6%
Net investment income	41	39	42	41	43	4.9%	162	165	1.9%
Other revenues	3	3	2	4	3	0.0%	10	11	10.0%
Total operating revenues	531	550	575	561	575	8.3%	2,091	2,260	8.1%
Operating expenses:
Interest credited	1	1	1	1	1	0.0%	3	3	0.0%
Benefits	367	384	397	382	396	7.9%	1,444	1,559	8.0%
Commissions incurred	61	63	62	62	65	6.6%	223	252	13.0%
Other expenses incurred	99	80	90	90	116	17.2%	337	375	11.3%
Amounts capitalized	(31)	(15)	(18)	(20)	(38)	-22.6%	(75)	(91)	-21.3%
Amortization	14	15	9	10	18	28.6%	48	53	10.4%
Total operating expenses	511	528	541	525	558	9.2%	1,980	2,151	8.6%
Income (loss) from operations before taxes	20	22	34	36	17	-15.0%	111	109	-1.8%
Federal income tax expense (benefit)	7	8	12	13	6	-14.3%	39	38	-2.6%
Income (loss) from operations	$13	$14	$22	$23	$11	-15.4%	$72	$71	-1.4%

Effective Federal Income Tax Rate	34.9%	35.0%	35.0%	35.0%	34.9%		35.0%	35.0%

Average Equity, Excluding Goodwill and AOCI	$992	$1,036	$1,062	$1,083	$1,121	13.0%	$945	$1,076	13.9%

ROE, Excluding Goodwill	5.3%	5.6%	8.4%	8.6%	3.9%		7.6%	6.6%

Loss Ratios by Product Line
Life	72.3%	80.1%	77.1%	74.2%	79.3%		75.5%	77.6%
Disability	77.9%	69.1%	70.1%	73.2%	70.7%		73.6%	70.8%
Dental	70.8%	77.4%	74.1%	71.5%	70.2%		74.5%	73.2%
Total non-medical	74.7%	74.8%	73.5%	73.4%	74.3%		74.5%	74.0%
Medical	86.7%	89.3%	88.8%	88.3%	88.5%		87.8%	88.8%

Lincoln Financial Group
Other Operations and Discontinued Operations - Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/12	3/31/13	6/30/13	9/30/13	12/31/13	Change	12/31/12	12/31/13	Change
Other Operations
Operating revenues:
Insurance premiums	$-	$-	$-	$-	$-	NM	$4	$1	-75.0%
Net investment income	61	66	63	63	73	19.7%	259	266	2.7%
Amortization of deferred gain on
business sold through reinsurance	18	18	18	18	18	0.0%	72	72	0.0%
Media revenues	21	17	19	18	18	-14.3%	81	72	-11.1%
Other revenues	3	1	2	1	2	-33.3%	7	6	-14.3%
Total operating revenues	103	102	102	100	111	7.8%	423	417	-1.4%
Operating expenses:
Interest credited	32	27	28	26	27	-15.6%	122	109	-10.7%
Benefits	32	27	29	29	28	-12.5%	138	113	-18.1%
Media expenses	17	15	15	15	16	-5.9%	66	62	-6.1%
Commissions and other expenses	24	25	26	5	6	-75.0%	93	62	-33.3%
Interest and debt expenses	65	64	65	67	68	4.6%	268	264	-1.5%
Total operating expenses	170	158	163	142	145	-14.7%	687	610	-11.2%
Income (loss) from operations before taxes	(67)	(56)	(61)	(42)	(34)	49.3%	(264)	(193)	26.9%
Federal income tax expense (benefit)	(27)	(21)	(21)	(15)	(15)	44.4%	(177)	(71)	59.9%
Income (loss) from operations	$(40)	$(35)	$(40)	$(27)	$(19)	52.5%	$(87)	$(122)	-40.2%

Discontinued Operations
Gain (loss) on disposal before taxes	$-	$-	$-	$-	$-	NM	$(1)	$-	100.0%
Federal income tax expense (benefit)	-	-	-	-	-	NM	(28)	-	100.0%
Gain (loss) on disposal	$-	$-	$-	$-	$-	NM	$27	$-	-100.0%

Lincoln Financial Group
Consolidated - DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/12	3/31/13	6/30/13	9/30/13	12/31/13	Change	12/31/12	12/31/13	Change
DAC and VOBA
Balance as of beginning-of-period	$5,813	$6,667	$6,936	$8,214	$8,500	46.2%	$6,776	$6,667	-1.6%
Business sold through reinsurance	-	-	-	2	2	NM	2	4	100.0%
Deferrals	404	343	404	384	445	10.1%	1,306	1,577	20.8%
Operating amortization	(245)	(227)	(221)	(239)	(245)	0.0%	(1,026)	(931)	9.3%
Deferrals, net of operating amortization	159	116	183	145	200	25.8%	280	646	130.7%
Amortization associated with benefit ratio unlocking	-	(2)	1	(3)	(2)	NM	(6)	(6)	0.0%
Adjustment related to realized (gains) losses	(16)	4	(11)	(7)	6	137.5%	(61)	(9)	85.2%
Adjustment related to unrealized (gains) losses	711	151	1,105	149	180	-74.7%	(324)	1,584	NM
Balance as of end-of-period	$6,667	$6,936	$8,214	$8,500	$8,886	33.3%	$6,667	$8,886	33.3%

DSI
Balance as of beginning-of-period	$252	$253	$249	$266	$267	6.0%	$271	$253	-6.6%
Deferrals	9	3	3	2	3	-66.7%	39	10	-74.4%
Operating amortization	(12)	(12)	(9)	(2)	(10)	16.7%	(31)	(34)	-9.7%
Deferrals, net of operating amortization	(3)	(9)	(6)	-	(7)	NM	8	(24)	NM
Amortization associated with benefit ratio unlocking	-	-	-	-	-	NM	(1)	(1)	0.0%
Adjustment related to realized (gains) losses	(3)	-	(1)	-	-	100.0%	(8)	(1)	87.5%
Adjustment related to unrealized (gains) losses	7	5	24	1	7	0.0%	(17)	40	NM
Balance as of end-of-period	$253	$249	$266	$267	$267	5.5%	$253	$267	5.5%

DFEL
Balance as of beginning-of-period	$1,001	$1,373	$1,351	$1,819	$1,861	85.9%	$1,369	$1,373	0.3%
Deferrals	92	83	81	75	81	-12.0%	349	320	-8.3%
Operating amortization	(61)	(55)	(44)	(68)	(62)	-1.6%	(283)	(229)	19.1%
Deferrals, net of operating amortization	31	28	37	7	19	-38.7%	66	91	37.9%
Amortization associated with benefit ratio unlocking	-	-	-	-	-	NM	(2)	(1)	50.0%
Adjustment related to realized (gains) losses	(4)	1	(1)	(1)	-	100.0%	(18)	(2)	88.9%
Adjustment related to unrealized (gains) losses	345	(51)	432	36	58	-83.2%	(42)	477	NM
Balance as of end-of-period	$1,373	$1,351	$1,819	$1,861	$1,938	41.2%	$1,373	$1,938	41.2%

Lincoln Financial Group
Annuities - DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/12	3/31/13	6/30/13	9/30/13	12/31/13	Change	12/31/12	12/31/13	Change
DAC and VOBA
Balance as of beginning-of-period	$1,910	$2,092	$2,196	$2,507	$2,609	36.6%	$1,912	$2,092	9.4%
Deferrals	182	164	213	182	193	6.0%	593	752	26.8%
Operating amortization	(97)	(105)	(92)	(90)	(97)	0.0%	(321)	(384)	-19.6%
Deferrals, net of operating amortization	85	59	121	92	96	12.9%	272	368	35.3%
Amortization associated with benefit ratio unlocking	-	(2)	1	(3)	(2)	NM	(5)	(6)	-20.0%
Adjustment related to realized (gains) losses	(15)	8	(9)	(3)	11	173.3%	(63)	7	111.1%
Adjustment related to unrealized (gains) losses	112	39	198	16	56	-50.0%	(24)	309	NM
Balance as of end-of-period	$2,092	$2,196	$2,507	$2,609	$2,770	32.4%	$2,092	$2,770	32.4%

DSI
Balance as of beginning-of-period	$250	$249	$246	$262	$261	4.4%	$269	$249	-7.4%
Deferrals	7	2	2	2	2	-71.4%	37	9	-75.7%
Operating amortization	(12)	(11)	(9)	(5)	(11)	8.3%	(30)	(36)	-20.0%
Deferrals, net of operating amortization	(5)	(9)	(7)	(3)	(9)	-80.0%	7	(27)	NM
Amortization associated with benefit ratio unlocking	-	-	-	-	-	NM	(1)	(1)	0.0%
Adjustment related to realized (gains) losses	(3)	-	(1)	-	-	100.0%	(8)	(1)	87.5%
Adjustment related to unrealized (gains) losses	7	6	24	2	7	0.0%	(18)	39	NM
Balance as of end-of-period	$249	$246	$262	$261	$259	4.0%	$249	$259	4.0%

DFEL
Balance as of beginning-of-period	$258	$258	$261	$262	$263	1.9%	$263	$258	-1.9%
Deferrals	6	5	6	7	8	33.3%	24	27	12.5%
Operating amortization	(5)	(5)	(4)	(5)	(6)	-20.0%	(11)	(21)	-90.9%
Deferrals, net of operating amortization	1	-	2	2	2	100.0%	13	6	-53.8%
Amortization associated with benefit ratio unlocking	-	-	-	-	-	NM	(2)	(1)	50.0%
Adjustment related to realized (gains) losses	(4)	2	(2)	(1)	-	100.0%	(18)	-	100.0%
Adjustment related to unrealized (gains) losses	3	1	1	-	-	-100.0%	2	2	0.0%
Balance as of end-of-period	$258	$261	$262	$263	$265	2.7%	$258	$265	2.7%

Lincoln Financial Group
Retirement Plan Services, Life Insurance and Group Protection - DAC, VOBA and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/12	3/31/13	6/30/13	9/30/13	12/31/13	Change	12/31/12	12/31/13	Change
DAC and VOBA - Retirement Plan Services
Balance as of beginning-of-period	$108	$102	$69	$162	$160	48.1%	$183	$102	-44.3%
Deferrals	10	9	7	7	9	-10.0%	38	32	-15.8%
Operating amortization	(10)	(9)	(10)	(18)	(11)	-10.0%	(42)	(48)	-14.3%
Deferrals, net of operating amortization	-	-	(3)	(11)	(2)	NM	(4)	(16)	NM
Adjustment related to unrealized (gains) losses	(6)	(33)	96	9	15	NM	(77)	87	213.0%
Balance as of end-of-period	$102	$69	$162	$160	$173	69.6%	$102	$173	69.6%

DAC and VOBA - Life Insurance
Balance as of beginning-of-period	$3,620	$4,281	$4,480	$5,344	$5,520	52.5%	$4,516	$4,281	-5.2%
Business sold through reinsurance	-	-	-	2	2	NM	2	3	50.0%
Deferrals	182	157	166	175	204	12.1%	600	702	17.0%
Operating amortization	(124)	(98)	(110)	(121)	(118)	4.8%	(614)	(447)	27.2%
Deferrals, net of operating amortization	58	59	56	54	86	48.3%	(14)	255	NM
Adjustment related to realized (gains) losses	(1)	(4)	(1)	(4)	(5)	NM	2	(14)	NM
Adjustment related to unrealized (gains) losses	604	144	809	124	110	-81.8%	(225)	1,188	NM
Balance as of end-of-period	$4,281	$4,480	$5,344	$5,520	$5,713	33.5%	$4,281	$5,713	33.5%

DFEL - Life Insurance
Balance as of beginning-of-period	$742	$1,115	$1,090	$1,556	$1,597	115.2%	$1,106	$1,115	0.8%
Deferrals	87	77	75	68	73	-16.1%	325	293	-9.8%
Operating amortization	(57)	(49)	(40)	(63)	(55)	3.5%	(272)	(208)	23.5%
Deferrals, net of operating amortization	30	28	35	5	18	-40.0%	53	85	60.4%
Adjustment related to realized (gains) losses	-	(1)	-	(1)	(1)	NM	-	(2)	NM
Adjustment related to unrealized (gains) losses	343	(52)	431	37	59	-82.8%	(44)	475	NM
Balance as of end-of-period	$1,115	$1,090	$1,556	$1,597	$1,673	50.0%	$1,115	$1,673	50.0%

DAC and VOBA - Group Protection
Balance as of beginning-of-period	$175	$192	$192	$201	$211	20.6%	$165	$192	16.4%
Deferrals	31	15	18	20	37	19.4%	75	91	21.3%
Operating amortization	(14)	(15)	(9)	(10)	(18)	-28.6%	(48)	(53)	-10.4%
Deferrals, net of operating amortization	17	-	9	10	19	11.8%	27	38	40.7%
Balance as of end-of-period	$192	$192	$201	$211	$230	19.8%	$192	$230	19.8%

Lincoln Financial Group
Annuities - Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/12	3/31/13	6/30/13	9/30/13	12/31/13	Change	12/31/12	12/31/13	Change
Fixed Annuities
Balance as of beginning-of-period	$18,347	$18,438	$18,539	$18,494	$18,457	0.6%	$18,106	$18,438	1.8%
Gross deposits	520	280	264	233	279	-46.3%	1,749	1,055	-39.7%
Withdrawals and deaths	(571)	(435)	(462)	(462)	(440)	22.9%	(2,112)	(1,799)	14.8%
Net flows	(51)	(155)	(198)	(229)	(161)	NM	(363)	(744)	NM
Reinvested interest credited	135	254	150	190	254	88.1%	658	849	29.0%
Sales inducements deferred	7	2	3	2	2	-71.4%	37	9	-75.7%
Balance as of end-of-period, gross	18,438	18,539	18,494	18,457	18,552	0.6%	18,438	18,552	0.6%
Reinsurance ceded	(830)	(811)	(796)	(779)	(759)	8.6%	(830)	(759)	8.6%
Balance as of end-of-period, net	$17,608	$17,728	$17,698	$17,678	$17,793	1.1%	$17,608	$17,793	1.1%

Variable Annuities
Balance as of beginning-of-period	$76,696	$78,906	$83,687	$85,395	$91,021	18.7%	$68,330	$78,906	15.5%
Gross deposits	3,019	2,939	3,917	3,407	3,454	14.4%	9,815	13,717	39.8%
Withdrawals and deaths	(1,908)	(1,899)	(2,016)	(1,943)	(2,103)	-10.2%	(7,001)	(7,961)	-13.7%
Net flows	1,111	1,040	1,901	1,464	1,351	21.6%	2,814	5,756	104.5%
Change in market value and reinvestment	1,099	3,741	(193)	4,162	4,926	NM	7,762	12,636	62.8%
Balance as of end-of-period, gross	78,906	83,687	85,395	91,021	97,298	23.3%	78,906	97,298	23.3%
Reinsurance ceded	-	(1)	-	-	(1)	NM	-	(1)	NM
Balance as of end-of-period, net	$78,906	$83,686	$85,395	$91,021	$97,297	23.3%	$78,906	$97,297	23.3%

Total
Balance as of beginning-of-period	$95,043	$97,344	$102,226	$103,889	$109,478	15.2%	$86,436	$97,344	12.6%
Gross deposits	3,539	3,219	4,181	3,640	3,733	5.5%	11,564	14,772	27.7%
Withdrawals and deaths	(2,479)	(2,334)	(2,478)	(2,405)	(2,543)	-2.6%	(9,113)	(9,760)	-7.1%
Net flows	1,060	885	1,703	1,235	1,190	12.3%	2,451	5,012	104.5%
Change in market value and reinvestment	1,234	3,995	(43)	4,352	5,180	NM	8,420	13,485	60.2%
Sales inducements deferred	7	2	3	2	2	-71.4%	37	9	-75.7%
Balance as of end-of-period, gross	97,344	102,226	103,889	109,478	115,850	19.0%	97,344	115,850	19.0%
Reinsurance ceded	(830)	(812)	(796)	(779)	(760)	8.4%	(830)	(760)	8.4%
Balance as of end-of-period, net	$96,514	$101,414	$103,093	$108,699	$115,090	19.2%	$96,514	$115,090	19.2%

Lincoln Financial Group
Retirement Plan Services - Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/12	3/31/13	6/30/13	9/30/13	12/31/13	Change	12/31/12	12/31/13	Change
Small Market
Balance as of beginning-of-period	$6,766	$7,001	$7,373	$7,377	$7,695	13.7%	$6,167	$7,001	13.5%
Gross deposits	577	407	366	362	548	-5.0%	1,729	1,683	-2.7%
Withdrawals and deaths	(405)	(409)	(369)	(375)	(434)	-7.2%	(1,515)	(1,587)	-4.8%
Net flows	172	(2)	(3)	(13)	114	-33.7%	214	96	-55.1%
Transfers between fixed and variable accounts	(22)	(14)	1	-	8	136.4%	(38)	(5)	86.8%
Change in market value and reinvestment	85	388	6	331	386	NM	658	1,111	68.8%
Balance as of end-of-period	$7,001	$7,373	$7,377	$7,695	$8,203	17.2%	$7,001	$8,203	17.2%

Mid - Large Market
Balance as of beginning-of-period	$20,293	$21,050	$22,776	$23,486	$25,059	23.5%	$17,435	$21,050	20.7%
Gross deposits	1,123	1,099	1,093	1,338	945	-15.9%	3,974	4,476	12.6%
Withdrawals and deaths	(633)	(532)	(542)	(881)	(884)	-39.7%	(2,331)	(2,840)	-21.8%
Net flows	490	567	551	457	61	-87.6%	1,643	1,636	-0.4%
Transfers between fixed and variable accounts	(12)	13	7	(14)	(1)	91.7%	(37)	5	113.5%
Change in market value and reinvestment	279	1,146	152	1,130	1,349	NM	2,009	3,777	88.0%
Balance as of end-of-period	$21,050	$22,776	$23,486	$25,059	$26,468	25.7%	$21,050	$26,468	25.7%

Multi-Fund® and Other
Balance as of beginning-of-period	$16,044	$15,880	$16,293	$16,234	$16,555	3.2%	$15,531	$15,880	2.2%
Gross deposits	161	161	158	160	150	-6.8%	678	627	-7.5%
Withdrawals and deaths	(475)	(382)	(369)	(385)	(432)	9.1%	(1,548)	(1,567)	-1.2%
Net flows	(314)	(221)	(211)	(225)	(282)	10.2%	(870)	(940)	-8.0%
Change in market value and reinvestment	150	634	152	546	674	NM	1,219	2,007	64.6%
Balance as of end-of-period	$15,880	$16,293	$16,234	$16,555	$16,947	6.7%	$15,880	$16,947	6.7%

Total
Balance as of beginning-of-period	$43,103	$43,931	$46,442	$47,097	$49,309	14.4%	$39,133	$43,931	12.3%
Gross deposits	1,861	1,667	1,617	1,860	1,643	-11.7%	6,381	6,786	6.3%
Withdrawals and deaths	(1,513)	(1,323)	(1,280)	(1,641)	(1,750)	-15.7%	(5,394)	(5,994)	-11.1%
Net flows	348	344	337	219	(107)	NM	987	792	-19.8%
Transfers between fixed and variable accounts	(34)	(1)	8	(14)	7	120.6%	(75)	-	100.0%
Change in market value and reinvestment	514	2,168	310	2,007	2,409	NM	3,886	6,895	77.4%
Balance as of end-of-period	$43,931	$46,442	$47,097	$49,309	$51,618	17.5%	$43,931	$51,618	17.5%

Lincoln Financial Group
Life Insurance - Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/12	3/31/13	6/30/13	9/30/13	12/31/13	Change	12/31/12	12/31/13	Change
Interest-Sensitive Life
Balance as of beginning-of-period	$31,986	$32,432	$32,817	$33,108	$33,366	4.3%	$31,219	$32,432	3.9%
Deposits	1,132	998	966	938	1,017	-10.2%	4,084	3,919	-4.0%
Withdrawals and deaths	(267)	(187)	(247)	(255)	(208)	22.1%	(1,251)	(897)	28.3%
Net flows	865	811	719	683	809	-6.5%	2,833	3,022	6.7%
Contract holder assessments	(737)	(743)	(748)	(752)	(785)	-6.5%	(2,871)	(3,029)	-5.5%
Reinvested interest credited	318	317	320	327	331	4.1%	1,251	1,296	3.6%
Balance as of end-of-period, gross	32,432	32,817	33,108	33,366	33,721	4.0%	32,432	33,721	4.0%
Reinsurance ceded	(838)	(831)	(819)	(813)	(809)	3.5%	(838)	(809)	3.5%
Balance as of end-of-period, net	$31,594	$31,986	$32,289	$32,553	$32,912	4.2%	$31,594	$32,912	4.2%

VUL
Balance as of beginning-of-period	$6,262	$6,523	$6,859	$6,972	$7,453	19.0%	$5,687	$6,523	14.7%
Deposits	414	242	287	292	428	3.4%	865	1,249	44.4%
Withdrawals and deaths	(131)	(205)	(117)	(113)	(125)	4.6%	(409)	(561)	-37.2%
Net flows	283	37	170	179	303	7.1%	456	688	50.9%
Contract holder assessments	(126)	(85)	(113)	(104)	(119)	5.6%	(413)	(420)	-1.7%
Change in market value and reinvestment	104	384	56	406	457	NM	793	1,303	64.3%
Balance as of end-of-period, gross	6,523	6,859	6,972	7,453	8,094	24.1%	6,523	8,094	24.1%
Reinsurance ceded	(792)	(827)	(815)	(849)	(893)	-12.8%	(792)	(893)	-12.8%
Balance as of end-of-period, net	$5,731	$6,032	$6,157	$6,604	$7,201	25.6%	$5,731	$7,201	25.6%

Total
Balance as of beginning-of-period	$38,248	$38,955	$39,676	$40,080	$40,819	6.7%	$36,906	$38,955	5.6%
Deposits	1,546	1,240	1,253	1,230	1,445	-6.5%	4,949	5,168	4.4%
Withdrawals and deaths	(398)	(392)	(364)	(368)	(333)	16.3%	(1,660)	(1,458)	12.2%
Net flows	1,148	848	889	862	1,112	-3.1%	3,289	3,710	12.8%
Contract holder assessments	(863)	(828)	(861)	(856)	(904)	-4.8%	(3,284)	(3,449)	-5.0%
Change in market value and reinvestment	422	701	376	733	788	86.7%	2,044	2,599	27.2%
Balance as of end-of-period, gross	38,955	39,676	40,080	40,819	41,815	7.3%	38,955	41,815	7.3%
Reinsurance ceded	(1,630)	(1,658)	(1,634)	(1,662)	(1,702)	-4.4%	(1,630)	(1,702)	-4.4%
Balance as of end-of-period, net	$37,325	$38,018	$38,446	$39,157	$40,113	7.5%	$37,325	$40,113	7.5%

Lincoln Financial Group
Select Non-GAAP to GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/12	3/31/13	6/30/13	9/30/13	12/31/13	Change	12/31/12	12/31/13	Change
Revenues
Operating revenues	$2,956	$2,930	$3,049	$3,073	$3,187	7.8%	$11,569	$12,239	5.8%
Excluded realized gain (loss)	17	(91)	(51)	(65)	(66)	NM	(39)	(274)	NM
Amortization of DFEL on benefit ratio unlocking	(1)	(1)	-	-	-	100.0%	2	1	-50.0%
Amortization of deferred gains arising from reserve
changes on business sold through reinsurance	1	1	1	1	1	0.0%	3	3	0.0%
Total revenues	$2,973	$2,839	$2,999	$3,009	$3,122	5.0%	$11,535	$11,969	3.8%

Excluded Realized Gain (Loss) Net of
Benefit Ratio Unlocking, After-Tax
Total excluded realized gain (loss)	$11	$(60)	$(33)	$(43)	$(43)	NM	$(25)	$(178)	NM
Benefit ratio unlocking	2	14	(2)	13	12	NM	25	36	44.0%
Net gain (loss), after-tax	$13	$(46)	$(35)	$(30)	$(31)	NM	$-	$(142)	NM

Net Income
Income (loss) from operations	$310	$285	$351	$367	$382	23.2%	$1,284	$1,384	7.8%
Excluded realized gain (loss)	11	(60)	(33)	(43)	(43)	NM	(25)	(178)	NM
Benefit ratio unlocking	2	14	(2)	13	12	NM	25	36	44.0%
Income (loss) from reserve changes (net of related
amortization) on business sold through reinsurance	-	-	1	-	-	NM	3	2	-33.3%
Gain (loss) on early extinguishment of debt	(3)	-	-	-	-	100.0%	(3)	-	100.0%
Impairment of intangibles	-	-	-	-	-	NM	2	-	-100.0%
Income (loss) from discontinued operations	-	-	-	-	-	NM	27	-	-100.0%
Net income (loss)	$320	$239	$317	$337	$351	9.7%	$1,313	$1,244	-5.3%

Earnings (Loss) Per Common Share - Diluted
Income (loss) from operations	$1.10	$1.02	$1.27	$1.34	$1.40	27.3%	$4.47	$5.03	12.5%
Excluded realized gain (loss)	0.04	(0.21)	(0.11)	(0.16)	(0.15)	NM	(0.09)	(0.64)	NM
Benefit ratio unlocking	0.01	0.05	(0.01)	0.05	0.04	300.0%	0.09	0.13	44.4%
Gain (loss) on early extinguishment of debt	(0.01)	-	-	-	-	100.0%	(0.01)	-	100.0%
Impairment of intangibles	-	-	-	-	-	NM	0.01	-	-100.0%
Income (loss) from discontinued operations	-	-	-	-	-	NM	0.09	-	-100.0%
Net income (loss)	$1.14	$0.86	$1.15	$1.23	$1.29	13.2%	$4.56	$4.52	-0.9%